UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2020

Digerati Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-15687	74-2849995
(Commission File Number)	(IRS Employer Identification No.)

825 W. Bitters, Suite 104, San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

(210) 614-7240

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 23, 2020, Digerati Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting under Item 2.01 the completion of the acquisition of: (a) ActiveServe, Inc., a Florida corporation (“ActiveServe”) by our indirect, wholly owned subsidiary, T3 Communications, Inc., a Florida corporation, via an Asset Purchase Agreement; and (b) Nexogy, Inc., a Florida corporation (“Nexogy”). The acquisition was completed by Nexogy Acquisition, Inc., a Florida corporation (the “Acquisition Company”), a wholly owned subsidiary of T3 Communications, Inc. (“T3 Nevada”), with the Acquisition Company merging with and into Nexogy resulting in Nexogy becoming a wholly owned subsidiary of T3 Nevada (the “Merger”).

On July 16, 2021, we filed Amendment No. 1 to the Initial Form 8-K (“Amendment No. 1”) to amend and supplement the Initial Form 8-K to include ActiveServe’s financial statements and unaudited pro forma financial information giving effect to the Company’s acquisition of ActiveServe’s assets.

This Amendment No. 2 to the Initial Form 8-K amends and supplements the Initial Form 8-K, as amended by Amendment No. 1 to include Nexogy’s financial statements and unaudited pro forma financial information giving effect to the Company’s acquisition of Nexogy permitted to be filed by amendment.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The audited balance sheets of the Nexogy as of July 31, 2020, and July 31, 2019, the related audited Statements of Operations, Statements of Stockholders’ deficit, and cash flows of the Nexogy for the years ended July 31, 2020 and 2019, the notes related thereto and the Report of Independent Registered Public Accounting Firm, are attached hereto as Exhibit 99.1, and incorporated herein by reference.

The unaudited balance sheet of the Nexogy as of October 31, 2020, the related unaudited Statements of Operations, Statements of Stockholders’ deficit, and cash flows of the Seller for the Three Months ended October 31, 2020 and 2019, the notes related thereto, are attached hereto as Exhibit 99.2, and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma combined consolidated balance sheet of the Company as of October 31, 2020, the unaudited pro forma consolidated statement of operations of the Company for the Three Months ended October 31, 2020, and for the Year Ended July 31, 2020, and the notes to the unaudited pro forma consolidated financial statements, all giving effect to the Company’s acquisition of Nexogy, Inc., are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description
99.1	Audited financial statements of Nexogy, Inc., for the years ended July 31, 2020, and 2019.

99.2	Unaudited Financial Statements of Nexogy, Inc. for the Three Months Ended October 31, 2020, and 2019.

99.3	Unaudited Pro Forma Consolidated Balance sheet of the Company as of October 31, 2020, Unaudited Pro Forma Consolidated Statements of Operations of the Company for the Three Months Ended October 31, 2020, and the Year Ended July 31, 2020, and Notes to the Unaudited Pro Forma Consolidated Financial Statements, all giving effect to the Acquisition by the Company of Nexogy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 26, 2021	Digerati Technologies, Inc.

	By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr.,
Chief Financial Officer

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